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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): FEBRUARY 28, 1997

                      BAY VIEW SECURITIZATION CORPORATION
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              (Exact name of registrant as specified in charter)

         DELAWARE                      333-16233                        93-1225376
------------------------------    --------------------     ------------------------------------
State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer Identification No.)
incorporation or organization

c/o BAY VIEW BANK
        2121 SO. EL CAMINO REAL
         SAN MATEO, CALIFORNIA                                   94403
---------------------------------------                        ---------
 Address of principal executive offices                        Zip Code

      Registrant's telephone number, including area code: (415) 573-7300

                                Not Applicable
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            (Former name, former address, and former fiscal year,
                         if changed since last report)
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Item 7.  Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1  Monthly Servicer's Report dated February 28, 1997

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                      BAY VIEW 1997 RA-1 AUTO TRUST
                                  By: BAY VIEW SECURITIZATION CORPORATION
                                      ORIGINATOR OF TRUST

Dated: March 25, 1997                 By: /s/ David A. Heaberlin
                                          -------------------------------------
                                          David A. Heaberlin
                                          Executive Vice President and
                                          Chief Financial Officer


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